Exhibit 21

FEDERAL-MOGUL CORPORATION SUBSIDIARIES

The direct and indirect operating subsidiaries of the Company and their respective States or other jurisdictions of incorporation as of December 31, 2010 are as follows:

Name of Subsidiaries	Country	Percentage of Voting Stock Owned Directly and Indirectly by Federal-Mogul

Federal Mogul Argentina SA.	Argentina	96.3%
Federal-Mogul Plasticos Puntanos, S.A.	Argentina	96.3%
Federal-Mogul Pty Ltd.	Australia	100.0%
Federal-Mogul Automotive Pty Ltd.	Australia	100.0%
Federal-Mogul S.A.	Belgium	100.0%
Federal-Mogul Global Aftermarket EMEA, BVBA	Belgium	100.0%
Coventry Assurance, Ltd.	Bermuda	100.0%
Federal Mogul do Brasil Ltda.	Brazil	100.0%
Federal Mogul Materiais de Friccao Ltda..	Brazil	100.0%
Federal-Mogul Industria de Autopecas Ltda.	Brazil	100.0%
Federal-Mogul Canada Limited	Canada	100.0%
Dalian Stellar Marine Products Co., Ltd.	China	100.0%
Federal-Mogul (Shanghai) Automotive Co., Ltd.	China	100.0%
Federal-Mogul Champion Spark Plug (Guangzhou) Co., Ltd.	China	100.0%
Federal-Mogul Dongsuh (Qingdao) Pistons Co., Ltd.	China	75.5%
Federal-Mogul Friction Products Co. Ltd.	China	100.0%
Federal-Mogul Management (China) Co., Ltd. .	China	100.0%
Federal-Mogul Qingdao Automotive Company., Ltd.	China	100.0%
Federal-Mogul Qingdao Piston Co. Ltd.	China	61.5%
Federal-Mogul Sealing Systems Co., Ltd.	China	100.0%
Federal-Mogul Shanghai Bearings Co., Ltd	China	60.0%
Federal-Mogul Shanghai Compound Material Co., Ltd.	China	60.0%
Federal-Mogul Friction Products A.S.	Czech Rep.	100.0%
Federal Mogul Aftermarket France SAS	France	100.0%
Federal-Mogul Financial Services SAS	France	100.0%
Federal-Mogul Friction Products SAS	France	100.0%
Federal-Mogul Operations France SAS	France	100.0%
Federal-Mogul Sealing System SAS	France	100.0%
Federal-Mogul Services Sarl	France	100.0%
Federal-Mogul Systems Protection SAS	France	100.0%
Federal-Mogul, SAS	France	100.0%
Federal-Mogul Sintertech, SAS	France	100.0%
Daros Industrial Rings GmbH	Germany	100.0%
Federal-Mogul Automotive Verwaltungs GmbH	Germany	100.0%
Federal-Mogul Betriebsgrundstücke Burscheid GmbH	Germany	100.0%
Federal-Mogul Burscheid Beteiligungs GmbH	Germany	100.0%
Federal-Mogul Burscheid GmbH	Germany	100.0%
Federal-Mogul Deva GmbH	Germany	100.0%
Federal-Mogul Friction Products GmbH	Germany	100.0%
Federal-Mogul Friedberg GmbH	Germany	100.0%

Exhibit 21

Name of Subsidiaries	Country	Percentage of Voting Stock Owned Directly and Indirectly by Federal-Mogul

Federal-Mogul Holding Deutschland GmbH	Germany	100.0%
Federal-Mogul Nurenberg GmbH	Germany	100.0%
Federal-Mogul Powertrain Russia GmbH	Germany	100.0%
Federal-Mogul Sealing Systems Bretten GmbH	Germany	100.0%
Federal-Mogul Sealing Systems GmbH	Germany	100.0%
Federal-Mogul TP Europe Gmbh & Co. KG	Germany	66.7%
Federal-Mogul TP Piston Rings GmbH	Germany	66.6%
Federal-Mogul Vermogensverwaltungs GmbH	Germany	100.0%
Federal-Mogul Verwaltungs und Beteiligungs GmbH	Germany	100.0%
Federal-Mogul Wiesbaden GmbH	Germany	100.0%
Goetze Wohnungsbau GmbH .	Germany	100.0%
Weyburn-Bartel GmbH	Germany	100.0%
Curzon Insurance Limited.	Guernsey	100.0%
Federal-Mogul (T&N) Hong Kong Limited	Hong Kong	100.0%
Federal-Mogul World Trade (Asia) Limited	Hong Kong	100.0%
Federal-Mogul Hungary Kft	Hungary	100.0%
Federal-Mogul Automotive Products (India) Private Limited	India	100.0%
Federal-Mogul Bearing India Limited	India	63.8%
Federal-Mogul Goetze (India) Limited.	India	75.0%
Federal-Mogul TPR (India) Limited.	India	62.7%
Ferodo India Private Limited	India	100.0%
Federal-Mogul Italy S.r.l.	Italy	100.0%
Federal Mogul Japan K.K.	Japan	100.0%
KFM Bearing Co., Ltd.	Korea	100.0%
Federal-Mogul Luxembourg S. a. r. l.	Luxembourg	100.0%
Federal-Mogul Holdings, Ltd.	Mauritius Is	100.0%
F-M Holding Mexico, S.A. de C.V.	Mexico	100.0%
Federal-Mogul de Mexico, S.A. de C.V.	Mexico	99.4%
Federal-Mogul S.A. de C.V.	Mexico	98.3%
McCord Payen de Mexico S. de R.L.	Mexico	100.0%
Raimsa, S.A. de C.V.	Mexico	100.0%
Servicios Administrativos Industriales, S.A.	Mexico	100.0%
Servicio de Componentes Automotrices, S.A. de C.A.	Mexico	100.0%
Subensambles Internacionales, S.A. de S.V. .	Mexico	100.0%
T&N de Mexico S.de R.L	Mexico	100.0%
Cooperatief Federal-Mogul Dutch Investments B.A. .	Netherlands	100.0%
Federal-Mogul Global B.V.	Netherlands	100.0%
Federal-Mogul Growth B.V.	Netherlands	100.0%
Federal-Mogul Investments B.V.	Netherlands	100.0%
Federal-Mogul Bimet Spolka Akcyjna	Poland	95.0%
Federal-Mogul Gorzyce S.A.	Poland	99.9%
Federal-Mogul Powertrain Vostok OOO	Russia	100.0%

Exhibit 21

Name of Subsidiaries	Country	Percentage of Voting Stock Owned directly and Indirectly by Federal-Mogul

Federal Mogul of South Africa (Pty) Ltd.	South Africa	100.0%
Federal-Mogul Aftermarket Espana, SA	Spain	51.0%
Federal-Mogul Friction Products SA	Spain	100.0%
Federal-Mogul Iberica, S.L	Spain	100.0%
Daros Piston Rings AB	Sweden	100.0%
F-M Daros Holding AB	Sweden	100.0%
F-M Holding Sweden AB	Sweden	100.0%
Federal-Mogul SARL	Switzerland	100.0%
Federal-Mogul Friction Products (Thailand) Limited	Thailand	100.0%
AE International Limited	UK	100.0%
AE Limited	UK	100.0%
Epicure Industrial Holdings Ltd	UK	100.0%
Federal-Mogul Aftermarket UK Limited	UK	100.0%
Federal-Mogul Bradford Limited	UK	100.0%
Federal-Mogul Camshaft Castings Limited	UK	100.0%
Federal-Mogul Camshaft Limited	UK	100.0%
Federal-Mogul (Continental European Operations) Limited	UK	100.0%
Federal-Mogul Employee Trust Administration Limited	UK	100.0%
Federal-Mogul Engineering Limited	UK	100.0%
Federal-Mogul Export Services Limited	UK	100.0%
Federal-Mogul Friction Products Limited	UK	100.0%
Federal-Mogul Global Growth Limited	UK	100.0%
Federal-Mogul Ignition (U.K.) Limited	UK	100.0%
Federal-Mogul Sealing Systems Limited	UK	100.0%
Federal-Mogul Sintered Products Limited	UK	100.0%
Federal-Mogul Systems Protection Group Limited	UK	100.0%
F-M International Limited	UK	100.0%
F-M Trademarks Limited	UK	100.0%
F-M UK Holding Limited	UK	100.0%
Sintration Limited	UK	100.0%
FDML Holdings Limited	UK	100.0%
Federal-Mogul UK Investments Limited	UK	100.0%
Federal-Mogul Limited	UK	100.0%
Piston Rings (UK) Ltd.	UK	100.0%
Wellworthy Limited	UK	100.0%
McCord Sealing, Inc.	US-Alabama	100.0%
Federal-Mogul Dutch Holdings Inc.	US-Delaware	100.0%
Federal-Mogul FAP, Inc.	US-Delaware	100.0%
Federal-Mogul Finance 1, LLC	US-Delaware	100.0%
Federal-Mogul Finance 2, LLC	US-Delaware	100.0%
Federal-Mogul Global Inc.	US-Delaware	100.0%
Federal-Mogul Ignition Company	US-Delaware	100.0%
Federal-Mogul Piston Rings, Inc.	US-Delaware	100.0%
Federal-Mogul U.K. Holdings Inc.	US-Delaware	100.0%
Ferodo America, Inc.	US-Delaware	100.0%
Ferodo Holdings, Inc.	US-Delaware	100.0%
FM International, LLC	US-Delaware	100.0%
T&N Industries Inc.	US-Delaware	100.0%
Federal-Mogul Powertrain, Inc.	US-Michigan	100.0%
Federal-Mogul World Wide, Inc.	US-Michigan	100.0%
J.W.J. Holdings, Inc.	US-Michigan	100.0%
Federal-Mogul Products, Inc.	US-Missouri	100.0%
Federal-Mogul de Venezuela, C.A.	Venezuela	100.0%

POWER OF ATTORNEY

Each of the undersigned directors of Federal-Mogul Corporation (the “Company”), hereby appoints Brett D. Pynnonen and Alan J. Haughie, and each of them individually, his true and lawful attorney-in-fact or attorneys-in-fact, with full power of substitution, for and in his name, place, and stead, to affix, as attorney-in-fact, his signature, by manual or facsimile signature, electronic transmission or otherwise, to the Annual Report on Form 10-K of the Company for its fiscal year ended December 31, 2010, and any and all amendments thereto to be filed with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, with power to file said Annual Report and such amendments, and any and all other documents that may be required in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts and things requisite or appropriate in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

SIGNATURES

/s/ George Feldenkreis	Director	February 23, 2011
George Feldenkreis

/s/ J. Michael Laisure	Director	February 23, 2011
J. Michael Laisure

/s/ Neil S. Subin	Director	February 23, 2011
Neil S. Subin

/s/ James H. Vandenberghe	Director	February 23, 2011
James H. Vandenberghe